UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2019 (December 17, 2019)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55778		45-4478978
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

875 Third Avenue, 26th Floor,	New York,	NY	10022
(Address of principal executive offices)			(zip code)

(212) 454-4500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, RREEF Property Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on December 19, 2019 to provide the required financial information relating to our acquisition of an industrial distribution building located in Redmond, WA (“Seattle East Industrial”), as described in such Current Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of the Property Acquired
	The lessee of the acquired property is FedEx Ground Package System Inc., which is a leading North American provider of small-package ground delivery services (the “Tenant”). The Tenant’s lease is a triple net lease. The Tenant is a wholly-owned subsidiary of FedEx Corp, which is a public company (NYSE: FDX) (the “Parent”) subject to the periodic reporting obligations of the Securities Exchange Act of 1934, as amended. The Tenant is a reportable segment in the publicly filed reports and financial statements of the Parent. As a result, in lieu of providing financial statements for Seattle East Industrial, the Company refers readers to information regarding the Tenant which can be found in the Parent’s public reports on the Securities and Exchange Commission’s website at www.sec.gov.

(b)	Pro Forma Financial Information
	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2019	3
	Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2019	5
	Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2019	6
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2019	7
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018	8
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018	9

(c)	Shell Company Transactions
	None

(d)	Exhibits	10

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2019
(unaudited, in thousands, except share and per share data)

The accompanying unaudited Pro Forma Consolidated Balance Sheet of the Company as of September 30, 2019 reflects adjustments for the completed acquisition and related transactions.

The Pro Forma Consolidated Balance Sheet assumes all of the following occurred on September 30, 2019:

•The acquisition of Seattle East Industrial for $81,500, excluding closing costs;
•The borrowing of a secured, fully non-recourse loan for $45,140 from JPMorgan Chase Bank; and
•The additional borrowing of $35,600 from the Company's line of credit with Wells Fargo Bank, at the average interest rate in effect during the period presented.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended September 30, 2019, as contained in the Company's Quarterly Report on Form 10-Q. In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Balance Sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the transactions described above occurred on September 30, 2019, nor does it purport to represent the future financial position of the Company.

	Historical (as reported)	Seattle East Industrial		Pro Forma
ASSETS
Investment in real estate assets:
Land	$74,167	$50,692	(a)	$124,859
Buildings and improvements, less accumulated depreciation of $19,831	143,670	23,909	(a)	167,579
Furniture, fixtures and equipment, less accumulated depreciation of $350	199	—		199
Acquired intangible lease assets, less accumulated amortization of $23,006	33,429	7,038	(a)	40,467
Total investment in real estate assets, net	251,465	81,639		333,104
Investment in marketable securities	19,247	—		19,247
Total investment in real estate assets and marketable securities, net	270,712	81,639		352,351
Cash and cash equivalents	2,141	(954)	(b)	1,187
Restricted Cash	167	—		167
Receivables, net of allowance for doubtful accounts of $40	4,358	—		4,358
Deferred leasing costs, net of amortization of $636	2,166	—		2,166
Prepaid and other assets	2,180	73	(d)	2,253
Total assets	$281,724	$80,758		$362,482
LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit, net	$51,924	$35,600	(c)	$87,524
Mortgage loans payable, net	80,745	44,990	(c)	125,735
Accounts payable and accrued expenses	2,877	3	(d)	2,880
Due to affiliates	6,495	—		6,495
Note to affiliate, net of unamortized discount of $1,254	7,696	—		7,696
Acquired below market lease intangibles, less accumulated amortization of $4,127	14,438	—		14,438
Distributions payable	412	—		412
Other liabilities	1,699	165	(d)	1,864
Total liabilities	166,286	80,758		247,044
Stockholders' Equity:

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2019
(unaudited, in thousands, except share and per share data)

Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued	—	—	—
Class A common stock, $0.01 par value; 200,000,000 shares authorized; 3,778,100 issued and outstanding	38	—	38
Class I common stock, $0.01 par value; 200,000,000 shares authorized; 8,779,937 issued and outstanding, respectively	88	—	88
Class T common stock, $0.01 par value; 250,000,000 shares authorized; 824,656 issued and outstanding, respectively	8	—	8
Class D common stock, $0.01 par value; 50,000,000 shares authorized; 176,101 issued and outstanding, respectively	2	—	2
Class N common stock, $0.01 par value; 300,000,000 shares authorized; none issued	—	—	—
Additional paid-in capital	157,354	—	157,354
Deficit	(42,052)	—	(42,052)
Accumulated other comprehensive income	—	—	—
Total stockholders' equity	115,438	—	115,438
Total liabilities and stockholders' equity	$281,724	$80,758	$362,482

The accompanying notes are an integral part of this pro forma consolidated balance sheet.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2019
(unaudited, dollar amounts in thousands)
NOTE 1 — ACQUISITION

On December 17, 2019, RREEF Property Trust, Inc. (the "Company") acquired Seattle East Industrial, a 210,321 square foot industrial building situated on 23.4 acres located in Redmond, Washington ("Seattle East Industrial"). The purchase price for Seattle East Industrial was $81,500, exclusive of closing costs. Seattle East Industrial is leased to one tenant on a triple-net basis and is managed by a third party manager.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)Reflects the unaudited purchase price allocation for the acquisition of Seattle East Industrial including $139 of acquisition costs that are capitalized because the transaction was determined to be an asset acquisition.

(b)Reflects utilization of existing cash to close the acquisition.

(c)Reflects the borrowing of $35,600 under the Company's line of credit and a the origination of a secured, fully non-recourse loan for $45,140, net of $150 of deferred financing costs.

(d)Reflects prepaid assets and liabilities assumed upon acquisition, which primarily related to prepaid rents and interest prepayments.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2019
(unaudited, in thousands, except per share data)

The accompanying unaudited Pro Forma Consolidated Statement of Operations of the Company for the nine months ended September 30, 2019 is based on the Historical Consolidated Statement of Operations of the Company adjusted for the completed acquisitions and related transactions.

The Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2019 assumes all of the following occurred on January 1, 2018:

•The acquisition of Providence Square for $54,842 and Seattle East Industrial for $81,500, excluding closing costs;
•The origination of secured, fully non-recourse loans for $29,700 from Nationwide Life Insurance Company and $45,140 from JPMorgan Chase Bank; and
•The additional borrowing of $53,900 from the Company's line of credit with Wells Fargo Bank, at the average interest rate in effect during the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2019, as contained in the Company’s Quarterly Report on Form 10-Q. In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Statement of Operations is presented for illustrative purposes only and is not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2018, nor does it purport to represent the future results of operations of the Company.

	Historical - Nine months ended September 30, 2019 (as reported)	Providence Square		Seattle East Industrial		Pro Forma
Revenues
Property related income	$17,113	$3,027	(a)	$3,231	(a)	$23,371
Investment income on marketable securities	459	—		—		459
Total revenues	17,572	3,027		3,231		23,830
Expenses
General and administrative expenses	1,510	—		—		1,510
Property operating expenses	5,435	763	(a)	95	(a)	6,293
Advisory fees	1,946	—		—		1,946
Depreciation	3,988	918	(a)	636	(a)	5,542
Amortization	3,428	795	(a)	293	(a)	4,516
Total operating expenses	16,307	2,476		1,024		19,807
Net realized gain upon sale of marketable securities	539	—		—		539
Net unrealized change in fair value of investment in marketable securities	3,609	—		—		3,609
Operating income	5,413	551		2,207		8,171
Interest expense	(3,627)	(1,376)	(b)	(2,366)	(b)	(7,369)
Net income (loss)	$1,786	$(825)		$(159)		$802
Basic and diluted net income per share of Class A common stock	$0.16					$0.07
Basic and diluted net income per share of Class I common stock	$0.15					$0.07
Basic and diluted net income per share of Class T common stock	$0.16					$0.08
Basic and diluted net income per share of Class D common stock	$0.14					$0.05
The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2019
(unaudited, in thousands except square foot data)

NOTE 1 — ACQUISITION

On September 16, 2019, RREEF Property Trust, Inc. (the "Company") acquired Providence Square, a home improvement anchored community retail center with a grocery component located in Marietta, Georgia ("Providence Square"). The purchase price for Providence Square was $54,842, exclusive of closing costs. Providence Square contains five buildings leased to 26 tenants across 222,805 square feet, inclusive of one freestanding building of 5,779 square feet subject to a ground lease. All leases in Providence Square are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Providence Square is managed by a third party manager.

On December 17, 2019, the Company acquired Seattle East Industrial, a 210,321 square foot industrial building situated on 23.4 acres located in Redmond, Washington ("Seattle East Industrial"). The purchase price for Seattle East Industrial was $81,500, exclusive of closing costs. Seattle East Industrial is leased to one tenant on a triple-net basis and is managed by a third party manager.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)Reflects the operating results of the properties, including depreciation expense, amortization expense, and a decrease to rental revenue related to allocation of the purchase price to building and improvements, acquired intangible lease assets, and acquired above- and below-market lease intangibles in accordance with ASC 805. Commercial building and improvements are depreciated over 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets and acquired above- and below-market lease intangibles are amortized over the remaining term of the leases. Rental revenue was reduced by $2 for amortization of above- and below-market lease intangibles for Providence Square.

(b)Includes (1) interest expense on the additional borrowing on the Company's Wells Fargo line of credit as of January 1, 2018 of $18,300 related to the acquisition of Providence Square and $35,600 related to the acquisition of Seattle East Industrial, at an effective interest rate of 4.0%, which is the average rate of the one-month LIBOR for the nine months ended September 30, 2019 plus a spread of 1.60%, and which is a close approximation of the actual interest rates in effect during the first three quarters of 2019, (2) interest expense on the origination of a $29,700 secured, fully non-recourse loan with Nationwide Life Insurance Company as of January 1, 2018 related to the acquisition of Providence Square at a fixed interest rate of 3.67% for the first three quarters of 2019 with amortization of the associated $250 of deferred financing costs over the 10 year term of the loan, and (3) interest expense on the origination of a $45,140 secured, fully non-recourse loan with JPMorgan Chase Bank as of January 1, 2018 related to the acquisition of Seattle East Industrial at a fixed interest rate of 3.87% for the first three quarters of 2019 with amortization of the associated $150 of deferred financing costs over the 10 year term of the loan.

The actual interest rate on the additional borrowing on the line of credit of $18,300 on the Providence Square acquisition date of September 16, 2019 was 3.78%. If this interest rate had been used in the Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2019, the interest expense adjustment would have been approximately $28 lower.

The actual interest rate on the additional borrowing of $35,600 on the Seattle East Industrial acquisition date of December 17, 2019 was 3.34%. If this interest rate had been used in the Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2019, the interest expense adjustment would have been approximately $177 lower.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(unaudited, in thousands, except per share data)

The accompanying unaudited Pro Forma Consolidated Statement of Operations of the Company for the year ended December 31, 2018 is based on the Historical Consolidated Statement of Operations of the Company adjusted for the completed acquisitions and related transactions.

The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2018 assumes all of the following occurred on January 1, 2018:

•The acquisition of Providence Square for $54,842 and Seattle East Industrial for $81,500, excluding closing costs;
•The borrowing of secured, fully non-recourse loans for $29,700 from Nationwide Life Insurance Company and $45,140 from JPMorgan Chase Bank; and
•The additional borrowing of $53,900 from the Company's line of credit with Wells Fargo Bank, at the average interest rate in effect during the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2018, as contained in the Company’s Annual Report on Form 10-K. In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Statement of Operations is presented for illustrative purposes only and is not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2018, nor does it purport to represent the future results of operations of the Company.

	Historical - Year ended December 31, 2018 (as reported)	Providence Square		Seattle East Industrial		Pro Forma
Revenues
Rental and other property income	16,372	$3,224	(a)	$4,178	(a)	$23,774
Tenant reimbursement income	2,540	927	(a)	106	(a)	3,573
Investment income on marketable securities	506	—		—		506
Total revenues	19,418	4,151		4,284		27,853
Expenses
General and administrative expenses	1,894	—		—		1,894
Property operating expenses	5,876	968	(a)	105	(a)	6,949
Advisory expenses	1,842	—		—		1,842
Depreciation	4,504	1,295	(a)	847	(a)	6,646
Amortization	4,133	1,432	(a)	390	(a)	5,955
Total operating expenses	18,249	3,695		1,342		23,286
Net realized loss upon sale of marketable securities	(416)	—		—		(416)
Net unrealized change in fair value of investment in marketable securities	(647)	—		—		(647)
Operating income	106	456		2,942		3,504
Interest expense	(3,835)	(1,753)	(b)	(3,004)	(b)	(8,592)
Net loss	$(3,729)	$(1,297)		$(62)		$(5,088)
Basic and diluted net loss per share of Class A common stock	$(0.40)					$(0.55)
Basic and diluted net loss per share of Class I common stock	$(0.42)					$(0.57)
Basic and diluted net loss per share of Class T common stock	$(0.39)					$(0.54)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(unaudited, in thousands except square foot data)

NOTE 1 — ACQUISITIONS

On September 16, 2019, RREEF Property Trust, Inc. (the "Company") acquired Providence Square, a home improvement anchored community retail center with a grocery component located in Marietta, Georgia (the "Property"). The purchase price for the Property was $54,842, exclusive of closing costs. The Property contains five buildings leased to 26 tenants across 222,805 square feet, inclusive of one freestanding building of 5,779 square feet subject to a ground lease. All leases in Providence Square are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Providence Square is managed by a third party manager.

On December 17, 2019, RREEF Property Trust, Inc. (the "Company") acquired Seattle East Industrial, a 210,321 square foot industrial building situated on 23.4 acres located in Redmond, Washington (the "Property"). The purchase price for the Property was $81,500, exclusive of closing costs. The Property is leased to one tenant and is managed by a third party manager.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)Reflects the operating results of the properties, including depreciation expense, amortization expense, and a decrease to rental revenue related to allocation of the purchase price to building and improvements, acquired intangible lease assets, and acquired above- and below-market lease intangibles in accordance with ASC 805. Commercial building and improvements are depreciated over 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets and acquired above- and below-market lease intangibles are amortized over the remaining term of the leases. Rental revenue was reduced by $3 for amortization of above- and below-market lease intangibles for Providence Square.

(b)Includes (1) interest expense on the additional borrowing on the Company's Wells Fargo line of credit as of January 1, 2018 of $18,300 related to the acquisition of Providence Square and $35,600 related to the acquisition of Seattle East Industrial, at an effective interest rate of 3.64%, which is the average rate of the one-month LIBOR for the year ended December 31, 2018 plus a weighted average spread of 1.62%, and which is a close approximation of the actual interest rates in effect during the year ended December 31, 2018, (2) interest expense on the origination of a $29,700 secured, fully non-recourse loan with Nationwide Life Insurance Company as of January 1, 2018 related to the acquisition of Providence Square at a fixed interest rate of 3.67% with amortization of the associated $250 of deferred financing costs over the 10 year term of the loan, and (3) interest expense on the origination of a $45,140 secured, fully non-recourse loan with JPMorgan Chase Bank as of January 1, 2018 related to the acquisition of Seattle East Industrial at a fixed interest rate of 3.87% with amortization of the associated $150 of deferred financing costs over the 10 year term of the loan.

The actual interest rate on the additional borrowing on the line of credit of $18,300 on the Providence Square acquisition date of September 16, 2019 was 3.78%. If this interest rate had been used in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 2018, the interest expense adjustment would have been approximately $26 higher.

The actual interest rate on the additional borrowing of $35,600 on the Seattle East Industrial acquisition date of December 17, 2019 was 3.34%. If this interest rate had been used in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 2018, the interest expense adjustment would have been approximately $107 lower.

Item 9.01(d) Exhibits

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated November 19, 2019, by and between Franklin-Redmond LLC and RREEF America L.L.C.
10.2	Assignment of Purchase and Sale Agreement, dated December 17, 2019, by and between Franklin-Redmond LLC, RREEF America, L.L.C. and RPT Seattle East Industrial, LLC.
10.3	Loan Agreement, dated December 17, 2019, by and between RPT Seattle East Industrial, LLC and JPMorgan Chase Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer

Date: December 27, 2019